UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2015

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Former Name of Registrant

WISCONSIN ENERGY CORPORATION

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 29, 2015, Wisconsin Energy Corporation (n/k/a WEC Energy Group, Inc.), a Wisconsin corporation (“Parent”), completed the previously announced mergers contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 22, 2014, by and among Parent, Integrys Energy Group, Inc., a Wisconsin corporation (the “Company”), WEC Acquisition Corp., a Wisconsin corporation (“Merger Sub”) and Integrys Holding, Inc. (f/k/a GET Acquisition Corp.), a Wisconsin corporation (“Subsequent Merger Sub”).  Pursuant to the Merger Agreement, (i) Parent formed Merger Sub and Subsequent Merger Sub, which became parties to the Merger Agreement through execution of a joinder agreement, (ii) Merger Sub merged with and into the Company (the “Initial Merger”), with the Company continuing as the surviving corporation and wholly owned subsidiary of Parent (the “Initial Surviving Corporation”) and (iii) immediately following the Initial Merger, the Initial Surviving Corporation merged with and into Subsequent Merger Sub, with Subsequent Merger Sub continuing as the surviving corporation and wholly owned subsidiary of Parent (the “Subsequent Merger” and, together with the Initial Merger, the “Merger”).

At the effective time of the Initial Merger (the “Effective Time”), each share of common stock of the Company, par value $1.00 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company or Parent) was cancelled and converted into the right to receive (i) $18.58 in cash, without interest and (ii) 1.128 validly issued, fully paid and nonassessable shares of common stock of Parent, par value $0.01 per share (“Parent Common Stock”).

At the Effective Time, each option to purchase shares of Company Common Stock, each restricted stock unit payable in shares of Company Common Stock (whether subject to performance-based or time-based vesting) and each stock unit credited to the account of any participant in the Company’s deferred compensation plan, in each case, that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled at the Effective Time with cash consideration to be paid therefor in accordance with the terms of the Merger Agreement.

At the Effective Time, the Company became a wholly owned subsidiary of Parent. In addition, effective as of the open of trading on the New York Stock Exchange (“NYSE”) on June 30, 2015, the shares of Company Common Stock, which trade under the symbol “TEG,” will cease trading on, and will be delisted from, the NYSE.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Parent on June 23, 2014.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Parent Directors

On June 29, 2015, effective at the Effective Time, as approved by resolutions of Parent’s board of directors (the “Board”) and pursuant to the terms of the Merger Agreement, the number of directors on the Board increased from 9 to 12, and William J. Brodsky, Albert J. Budney, and Paul W. Jones, each a former member of the board of directors of the Company, became members of the Board.

The Board appointed the newly elected directors to the committees of the Board as follows:

William J. Brodsky:	Finance Committee
Albert J. Budney:	Corporate Governance Committee
Paul W. Jones:	Audit and Oversight Committee

The directors of Parent prior to the effectiveness of the Merger are continuing as directors of the combined company.

The new directors will receive compensation consistent with that received by Parent’s other non-employee directors as disclosed in Parent’s definitive proxy statement, filed with the Securities and Exchange Commission on March 26, 2015, in connection with Parent’s 2015 annual meeting of stockholders.

Item 5.03.  Amendments to Articles of Incorporation and Bylaws.

Upon effectiveness of the Subsequent Merger, pursuant to the terms of the Merger Agreement and as approved by the stockholders of Parent at a special meeting of stockholders held on November 21, 2014, Parent amended its Restated Articles of Incorporation, as amended effective May 21, 2012 (the “Articles of Incorporation”) to change the name of Parent from “Wisconsin Energy Corporation” to “WEC Energy Group, Inc.”  In addition, Parent amended its Bylaws, as amended to May 21, 2012 (the “Bylaws”), to change the name of Parent from “Wisconsin Energy Corporation” to “WEC Energy Group, Inc.”

A copy of the amendment to Parent’s Articles of Incorporation is attached as Exhibit 3.1, and a copy of the Bylaws, as amended to June 29, 2015, is attached as Exhibit 3.2.

Item 8.01. Other Events.

Announcement of Completion of the Mergers

On June 29, 2015, Parent issued a press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Amendment to Replacement Capital Covenant

On June 29, 2015, Parent executed an amendment (the “Amendment”) to its Replacement Capital Covenant, dated as of May 11, 2007 (the “Replacement Capital Covenant”), which was executed in favor of and for the benefit of the Covered Debtholders (as defined in the Replacement Capital Covenant) in connection with the issuance by Parent of $500,000,000 aggregate principal amount of its 2007 Series A Junior Subordinated Notes due 2067.

The intent and effect of the Amendment is to recognize, for purposes of calculating qualified replacement capital under the Replacement Capital Covenant, the proceeds from, and the Market Value (as defined in the Replacement Capital Covenant) of, the issuance of any and all securities specified in Section 2 of the Replacement Capital Covenant on and after June 29, 2015.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Parent has previously filed the financial statements of the Company required by Item 9.01(a). See Parent’s Form 8-K filed on May 22, 2015.

(b) Pro Forma Financial Information

Parent has previously filed the pro forma financial information required by Item 9.01(a).   See Parent’s Form 8-K filed on May 22, 2015.

(d) Exhibits

3.1                               Articles of Amendment to the Restated Articles of Incorporation of WEC Energy Group, Inc., as amended

3.2                               Bylaws of WEC Energy Group, Inc., as amended to June 29, 2015

4.1                               Amendment, dated June 29, 2015, to Replacement Capital Covenant, dated May 11, 2007

99.1                        Press Release of WEC Energy Group, Inc., dated June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

By:	/s/ Stephen P. Dickson
Name: Stephen P. Dickson
Title: Vice President and Controller

Dated: June 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of WEC Energy Group, Inc., as amended

3.2	Bylaws of WEC Energy Group, Inc., as amended to June 29, 2015

4.1	Amendment, dated June 29, 2015, to Replacement Capital Covenant, dated May 11, 2007

99.1	Press Release of WEC Energy Group, Inc., dated June 29, 2015